UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 16, 2008

NEXICON, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-30244	13-3389415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Gold SW, Suite 1000
Albuquerque, NM 87102
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (505) 248-0000

Copies to:
Andrea Cataneo, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32 Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Nexicon, Inc. (the “Company”), filed a Certificate of Amendment to its Articles of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Nevada to effect a reverse split at a ratio of one-for-1.6 of the issued and outstanding shares of common stock of the Company.  The Certificate of Amendment also reduced the number of authorized shares of common stock of the Company at a ratio of one-for-1.6.  The reverse split was effective as of April 16, 2008.

In addition, effective April 28, 2008, the Company’s quotation symbol on the Over-the-Counter Bulletin Board was changed from NXCN to NXCO.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Name

3.1	Certificate of Change to the Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nexicon, Inc.

Date: April 21, 2008	By:	/s/ Richard Urrea
Richard Urrea
Chief Executive Officer

Exhibit Index

Exhibit No.	Exhibit Name

3.1	Certificate of Change to the Articles of Incorporation